UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 Edwards Lifesciences Corporation (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0- 11.

Edwards Lifesciences Spring 2026 Stockholder Presentation

Cautionary Statement and Use of Non-GAAP Financial Measures 2  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements contained in this presentation to be covered by the safe harbor provisions of such Acts. Some statements other than statements of historical fact in this presentation or referred to or incorporated by reference into this presentation are “forward-looking statements” for purposes of these sections. These statements can sometimes be identified by the use of the forward-looking words, such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “should,” “anticipate,” “plan,” “goal,” “continue,” “seek,” “pro forma,” “forecast,” “intend,” “guidance,” “optimistic,” “aspire,” “confident,” other forms of these words, or similar words or expressions or the negatives thereof. Statements of past performance, efforts or results about which inferences or assumptions may be made can also be forward-looking statements and are not indicative of future performance or results; these statements can be identified by the use of words such as “preliminary,” “initial,” "potential," "possible," “diligence,” “industry-leading,” “compliant,” “indications,” or “early feedback” or other forms of these words or similar words or expressions or the negatives thereof. These forward-looking statements are subject to substantial risks and uncertainties that could cause our results or future business, financial condition, results of operations, or performance to differ materially from our historical results or experiences or those expressed or implied in any forward-looking statements contained in this presentation. These risks and uncertainties include, but are not limited to, our ability to develop new products and avoid manufacturing and quality issues; clinical trial or commercial results or new product approvals and therapy adoption; the impact of public health crises; the impact of domestic and global economic conditions; competition in the markets in which we operate; our reliance on vendors, suppliers and other third parties; damage, failure or interruption of our information technology systems; consolidation in the healthcare industry; our ability to protect our intellectual property; our compliance with applicable regulations; our exposure to product liability claims; use of our products in unapproved circumstances; changes to reimbursement for our products; the impact of currency exchange rates; unanticipated actions by the U.S. Food and Drug Administration and other regulatory agencies; changes to tax laws; unexpected impacts or expenses of litigation or internal or government investigations and other risks listed in Edwards’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and our subsequent reports filed with the U.S. Securities and Exchange Commission, to which your attention is directed. These forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. If we do update or correct one or more of these statements, investors and others should not conclude that we will make additional updates or corrections.  Unless otherwise indicated, all figures are GAAP financial measures  A reconciliation of non-GAAP historical financial measures to the most comparable GAAP measure is available at www.edwards.com  The Company is not able to provide a reconciliation of future projections that exclude special items to expected reported results due to the unknown effect, timing and potential significance of special charges or gains, and management’s inability to forecast charges associated with future transactions and initiatives

We Request Your Support at the 2026 Annual Meeting of Stockholders 3 Proposal 1. FOR Election of Nine Director Nominees Proposal 2. FOR Advisory Vote to Approve Named Executive Officer Compensation Proposal 3. FOR Ratification of Appointment of Independent Registered Public Accounting Firm Proposal 4. FOR Approval of the Amended and Restated Long-Term Stock Incentive Compensation Program The Board asks that you vote FOR all proposals

At Edwards Lifesciences, we are dedicated to providing innovative solutions for people fighting cardiovascular disease. Through our actions, we will become trusted partners with customers, colleagues, and patients – creating a community unified in its mission to improve the quality of life around the world. Our results will benefit customers, patients, employees and shareholders. We will celebrate our successes, thrive on discovery, and continually expand our boundaries. We will act boldly, decisively, and with determination on behalf of people fighting cardiovascular disease. Our Credo

5 Focusing on structural heart disease Solving large and complex patient needs Pioneering therapeutic categories Delivering Sustainable, Differentiated Growth and Leadership with a Unique and Patient-focused Strategy

6 Aortic Regurgitation Emerging opportunities Tricuspid Regurgitation Aortic Stenosis Mitral Regurgitation Core innovations SAPIEN KONECTINSPIRIS PASCAL SAPIEN M3 MITRIS SOJOURN Pulmonic Disease ALTERRA CORDELLA EVOQUEPASCAL Structural Heart Failure V-LAP + + TRIFORMIS Resulting in Differentiated and Expanded Breakthrough Therapies

Edwards Lifesciences

A Culture Built on Transforming Care for Millions of Structural Heart Patients

Leading with strength, scale and reach

to fund innovation globally

5 plants
across the globe



for a resilient supply chain

INNOVATION

1,600+
engineers

SCALE

100+
countries

Leading with innovation

Innovation brings clinical and economic value to the healthcare ecosystem



16,000+
employees dedicated to patients and community impact

Every Heartbeat Matters leading global health access for

2 million
more underserved structural heart patients by the end of 2030

7

Edwards Lifesciences

Well-Qualified Director Nominees with Broad Expertise



Nicholas J. Valeriani
Independent Chairman
Joined in 2014

Former CEO, Gary and Mary West Health Institute; Former EVP, Johnson & Johnson

More than 40 years of medical technology industry experience in a variety of leadership roles at a large and complex global company as well as deep operational expertise



Bernard Zovighian
CEO, Edwards Lifesciences
Joined Edwards in 2015
Joined Board in 2023

Strengths in strategy development, innovation and adoption of disruptive technologies informed by over 30 years in the medical technology industry, leading global businesses across two world-class companies



Leslie C. Davis
Joined in 2024

CEO and President, UPMC

Experience as a CEO and leading operations at large health services organizations adds critical perspective and provides unique insights during strategic discussions



David T. Feinberg
Joined in 2024

Chairman, Oracle Health

Brings to the Board almost 30 years of experience in health system and health information technology services management



Kieran T. Gallahue
Joined in 2015

Former Chairman and CEO, CareFusion Corporation

Provides valuable insights and direction to our Board gained through extensive executive management experience at medical technology companies



Leslie S. Heisz
Audit Committee Chair
Joined in 2016

Former Managing Director, Lazard Frères & Co.

Career in the banking industry and in-depth knowledge of capital markets enhances our Board's ability to effectively oversee financial reporting and risk management



Paul A. LaViolette
Compensation & Governance Committee Chair
Joined in 2020

CEO and Co-Chairman, Pulse Biosciences Inc.; Managing Partner and COO, SV Health Investors

Extensive global executive experience from over 40 years in the medical technology industry and unique perspective on strategy working with large, global organizations and start-ups



Steven R. Loranger
Joined in 2016

Former Chairman, President and CEO, ITT Corporation

Brings global manufacturing and operational experience in highly regulated industries and experience leading large, global corporations with intensive data privacy components



Ramona Sequeira
Joined in 2020

Former President, Global Portfolio Division, Takeda Pharmaceuticals Company

More than 25 years of pharmaceutical industry experience with leadership roles in multiple markets, successfully launching products and delivering sustainable growth

Edwards maintains an engaged Board with complementary backgrounds and experiences to enable effective independent oversight

8

Edwards Lifesciences

Board Skills Tied to Innovation Strategy

BALANCED BOARD[1]

89% Independent


11%
89%

33% Women


33%
67%

11% Ethnically/Racially Diverse


11%
89%

Average Age: 65 years


≥70 years
11%
22%
≤60 years
61-69 years
67%

Average Tenure: 6 years


5-10 years
>10 years
33%
22%
44%
<5 years

RANGE OF QUALIFICATIONS AND SKILLS

Medical Technology Industry Experience	International Executive Experience	Corporate Governance
Regulatory and Compliance	Executive Leadership	Operations Management
Innovation and Research and Development	Risk Oversight and Management	Corporate Strategy and Development
Finance and Financial Industry	Human Capital Management and Resources	Financial Reporting
Cybersecurity and Privacy	Artificial Intelligence, Information Technology and Data	Corporate Impact and Corporate Responsibility

BOARD SKILLS TIED TO INNOVATION STRATEGY

We believe that a range of backgrounds and experience strengthen Board performance and promote long-term stockholder value creation

We seek to maintain a Board with the diversity of expertise necessary to provide effective oversight of our business, including:

- **Medical Technology Industry Experience:** Several of our directors have led extensive careers in the medical technology industry, providing critical perspectives on strategy and innovation within our space
- **Innovation and Research and Development:** Our patient-focused innovation strategy is core to our success. Therefore, having a Board with extensive experience leading innovation companies is a critical component in how they contribute to the strategy
- **International Executive Experience:** As Edwards' global presence continues to expand, our directors bring necessary expertise navigating global markets, cultures, and regulators, enabling us to continue delivering results for patients around the world

[1] Totals may not sum to 100% due to rounding

9

18% 15% 33% 17% 17% CEO Pay Element Components Corporate Performance Measures & Rationale Base Salary Cash  Attract and retain executives Annual Cash Incentive(1) Financial Measurement  Based on underlying revenue growth (60%) and adjusted earnings per share (40%) targets set at the beginning of the year Key Operating Drivers (“KODs”)  Established by the Compensation and Governance Committee each year to address specific business initiatives derived from our Strategic Imperatives  Actual achievement is measured against pre-determined, quantifiable metrics holding all employees accountable for Company and individual performance Individual Performance  Focus on the achievement of financial measures and operational goals within each executive’s area of responsibility Long-Term Incentive Awards Stock Options (50%)  Consistent with our focus on top-line growth, innovation and longer-term investment horizon and product pipeline Restricted Stock Units (25%)  Promotes stability and retention of our executives over the long term Performance Based Restricted Stock Units (25%)  Awards are contingent on relative total shareholder return (“TSR”) performance measured against a subset of the S&P Healthcare Equipment Select Industry Index  Links compensation to our performance over a three-year period Compensation Program Supports Growth Strategy and Aligns with Long-Term Results 10 1 Incentive plan funding is determined by the Financial Measurement achievement, subject to maximum funding at 175% of target, and KOD achievement, subject to maximum funding at 150% of target; individual payouts are further modified by individual performance and are capped at 200% of target 7% 12% 41% 20% 20% 2025 CEO Target Pay Mix 93% at-risk pay 82% at-risk pay 2025 NEO Target Pay Mix Base Salary Annual Cash Incentive Options PBRSUs RSUs

11 Commitment to Stockholder Engagement We have consistently contacted stockholders holding >50% of outstanding stock each year since 2015 to discuss topics of interest with active participation from an independent director 20 26 20 15 DISCUSSION TOPICS Governance features and stockholder rights Board oversight of human capital management Corporate impact efforts and internal oversight processes Compensation program and alignment between pay and long-term performance results Board composition, evaluation, refreshment and leadership structure  Reduction in special meeting threshold from 25% to 15%  Formalized and enhanced responsibilities for Lead Independent Director (when applicable)  Elimination of supermajority voting  Adoption of majority voting in director elections  Adoption of proxy access right  Published Corporate Impact Report against established frameworks  Published EEO-1 data and relevant infographics ENHANCEMENTS